Exhibit 99.1

FOR IMMEDIATE RELEASE

FUBOTV ANNOUNCES PRELIMINARY FOURTH QUARTER 2020 REVENUE AND SUBSCRIBER GROWTH

Live TV Streaming Platform Expects to Exceed Prior Guidance,

Close Record-Breaking 2020

NEW YORK – JANUARY 5, 2021 – fuboTV Inc. (NYSE: FUBO), the leading sports-first live TV streaming platform, announced preliminary fourth quarter revenue and subscriber results today. Both metrics are expected to exceed previously issued guidance in a record quarter and year for fuboTV.

●	Q4 total revenue is expected to be between $94-$98 million, a 77% to 84% increase year-over-year.* Prior guidance was $80-$85 million.

●	Paid subscribers at year-end are expected to exceed 545,000, an increase of more than 72% year-over-year. Prior guidance was 500,000-510,000 subscribers.

“fuboTV’s strong preliminary fourth quarter 2020 results exceeded what was already expected to be a record year for the company, and demonstrate continued consumer excitement for the company’s live TV streaming offering,” said David Gandler, co-founder and CEO, fuboTV. “In 2021, we will continue to be laser focused on executing our growth strategies, which include continuing to grow advertising revenues, working to implement sports wagering into our product and further establishing fuboTV as a leader in sports and live streaming.”

*Metrics compare the combined company (fuboTV Inc. and FaceBank Group, Inc.) in 2020 to the legacy fuboTV company (“pre-merger fuboTV”) in 2019.

About fuboTV

fuboTV (NYSE: FUBO) is the leading sports-first live TV streaming platform offering subscribers access to tens of thousands of live sporting events annually as well as leading news and entertainment content. With fuboTV, subscribers can stream a broad mix of 100+ live channels, including 42 of the top 50 Nielsen-ranked networks across sports, news and entertainment - more than any other live TV streaming platform. Continually innovating to give subscribers a premium viewing experience they can’t find with cable TV, fuboTV is regularly first-to-market with new product features and was the first virtual MVPD to stream in 4K. fuboTV was also the first U.S. virtual MVPD to enter Europe with the 2018 launch of fuboTV España. fuboTV launched fubo Sports Network, the live, free-to-consumer TV network featuring live sports and award-winning original programming, in 2019.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on the current beliefs, expectations and assumptions of fuboTV and on information currently available to fuboTV. The forward-looking statements in this press release represent fuboTV’s views as of the date of this press release. These statements may include, but are not limited to, statements regarding future events or future financial and operating performance, including revenue and subscriber guidance and efforts to implement sports wagering into our product. Although fuboTV believes the expectations reflected in such forward-looking statements are reasonable, fuboTV can give no assurance that such expectations will prove to be correct. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause fuboTV’s actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, fuboTV does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Important factors that could cause fuboTV’s actual results to differ materially are detailed from time to time in the reports fuboTV files with the Securities and Exchange Commission, copies of which are available on the Securities and Exchange Commission’s website at www.sec.gov and are available from fuboTV without charge. However, new risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties.

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Contacts

Investor Contact:

The Blueshirt Group for fuboTV

ir@fubo.tv

Media Contacts:

Jennifer L. Press, fuboTV

jpress@fubo.tv

Katie Minogue, fuboTV

kminogue@fubo.tv